Exhibit 99.1

OneBeacon Insurance Group, Ltd. Lehman Brothers Global Financial Services Conference September 8, 2008

2 Safe Harbor Statement Basis of Presentation The discussion in this presentation of OneBeacon’s financial performance includes financial measures, identified by the superscript “NGM”, that are not derived from generally accepted accounting principles, or GAAP. Information regarding these non-GAAP financial measures and a GAAP reconciliation are provided in the Company’s most recent annual report on form 10-K and the quarterly earnings press releases and accompanying financial tables as well as its quarterly Investor Financial Supplements, all of which can be found in the Investor Relations section of OneBeacon’s Web site at www.onebeacon.com. Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

OneBeacon Overview

4 OneBeacon Profile Specialty focused property-casualty insurer $1.9 billion net written premiums (12/31/07) $4.5 billion net invested assets (6/30/08) $1.6 billion shareholders’ equity (6/30/08) Bermuda domiciled Solid/Stable “A” financial strength rating

5 Operating Principles Underwriting comes first Maintain a disciplined balance sheet Invest for total return Think like owners

Business Mix

Q208 TTM* NWP = $1,895M

Distribution of Q208 TTM* Net Written Premiums



27%
39%
34%

Specialty Lines

- Professional liability
- Ocean marine
- Tuition reimbursement
- Accident and Health
- Government Risk
- Collectors Program
- Entertainment

Commercial Lines

- 14 Targeted industry groups including:
  - Technology
  - Financial Institutions
  - Professional Services
  - Wholesalers
  - Metalworkers

Personal Lines

- Home
- Auto
- Package
- Reciprocals
- Assigned risk services

* Trailing twelve months

6

OneBeacon INSURANCE

7 Primary Insurance Operations Net Written Premium $332 $373 $446 $505 $654 $718 $728 $739 $910 $801 $690 $651 $0 $500 $1,000 $1,500 $2,000 Year 2005 Year 2006 Year 2007 Q208 TTM Specialty Commercial Personal Net Written Premium by major underwriting unit (1)(2) ($’s in millions) $1,905 $1,893 $1,864 (1) Excludes Agri which was sold on 9/29/06. Net written premiums for Agri were $84 and $65 million for 2005 and 2006, respectively. $1,895 (3) (2) Totals include run-off business. (3) Trailing twelve months

8 Specialty Lines Net Written Premium $150 $179 $214 $224 $134 $140 $158 $159 $48 $54 $74 $122 $0 $100 $200 $300 $400 $500 $600 Year 2005 Year 2006 Year 2007 Q208 TTM OBPP IMU Other Net Written Premium by major business (1) ($’s in millions) $332 $373 $446 (1) Excludes Agri which was sold on 9/29/06. Net written premiums for Agri were $84 and $65 million for 2005 and 2006, respectively. (2) Trailing twelve months $505 (2)

9 $616 $590 $590 $79 $102 $138 $149 $575 $0 $200 $400 $600 $800 Year 2005 Year 2006 Year 2007 Q208 TTM Middle Market Small Business Net Written Premium by major business ($’s in millions) $654 $718 $728 Commercial Lines Net Written Premium $739 (1) Trailing twelve months (1)

10 Personal Lines Net Written Premium $662 $586 $559 $525 $249 $223 $135 $127 $0 $200 $400 $600 $800 $1,000 Year 2005 Year 2006 Year 2007 Q208 TTM Traditional Personal Lines AutoOne Net Written Premium by major business (1) ($’s in millions) $910 $801 $690 (1) Includes elimination between Traditional Personal Lines and AutoOne. (2) Trailing twelve months $651 (2)

11 81% 79% 96% 82% 79% Premium Statistics Jun 30, Jun 30, Premium retention Six Months Ended 2007 2008 84% 82% 83% 81% 82% 81% 99% (1) Price changes for OBPP and IMU represent pure rate changes. Price changes for Middle Market, Small Business, Auto and Homeowners represent renewal price changes. (2) Price change and Premium retention excludes OneBeacon Specialty Property (3) Price change and Premium retention excludes Massachusetts auto and AutoOne, New business excludes AutoOne 0% Jun 30, Jun 30, 2007 2008 OBPP -3% -11% IMU 2% 1% Middle Market -2% Small Business 1% Auto Homeowners 3% 0% 8% 3% 9% (3) (2) Price change (1) Six Months Ended $ 25 $ 37 $ 20 $ 33 $ 18 Jun 30, Jun 30, New business Six Months Ended 2007 2008 $ 38 $ 23 $ 68 $ 72 $ 28 $ 28 $ 10 ($’s in millions)

12 GAAP Combined Ratio History 67.2% 60.7% 61.2% 62.6% 31.4% 35.6% 34.6% 36.1% 34.6% 58.2% 0% 20% 40% 60% 80% 100% 120% Year 2005 Year 2006 Year 2007 Q207 YTD Q208 YTD Loss Ratio Expense Ratio 98.6% 96.3% 92.8% 97.2% 97.3%

13 Loss Ratio History 61.9% 59.5% 71.7% 61.6% 63.1% 62.4% 66.5% 63.9% 63.8% 60.8% 50% 55% 60% 65% 70% 75% Year 2005 Year 2006 Year 2007 Q207 YTD Q208 YTD OneBeacon Peers Current Accident Year Loss and LAE Ratios OneBeacon vs. Peers (1) (1) Peer group is comprised of ACE, Allstate, Chubb, Cincinnati Financial, Hanover, Hartford, Markel, Navigators Group, Selective, Travelers, and W.R. Berkley. Loss & LAE ratio f or the peer group is a ratio of their aggregate data.

14 Specialty Lines Combined Ratio 52.3% 57.1% 54.7% 57.9% 57.7% 34.3% 31.0% 30.8% 34.3% 29.8% 0% 20% 40% 60% 80% 100% 120% Year 2005 Year 2006 Year 2007 Q207 YTD Q208 YTD Loss Ratio Expense Ratio 87.7% 89.0% 88.5% 86.6% 88.1% (1) Represents a non-GAAP financial measure. The 2005 and 2007 loss ratios and combined ratios exclude 2.8 points and 20.0 points, respectively, related to the reallocation of reserves from our ongoing lines of business to run-off. The GAAP combined ratios for 2005 and 2007 including the effect of the reserve reallocations were 84.9% and 68.5%, respectively. Please reference the company's 2007 Form 10-K for a complete reconciliation of the non-GAAP financial measure to its comparable GAAP measure. (1) (1)

15 Commercial Lines Combined Ratio 60.7% 56.0% 55.8% 62.8% 38.4% 39.0% 37.1% 37.7% 37.2% 51.3% 0% 20% 40% 60% 80% 100% 120% Year 2005 Year 2006 Year 2007 Q207 YTD Q208 YTD Loss Ratio Expense Ratio 99.1% 95.0% 88.4% 100.0% 93.5% (1) Represents a non-GAAP financial measure. The 2005 and 2007 loss ratios and combined ratios exclude 1.8 points and 0.8 points, respectively, related to the reallocation of reserves from our ongoing lines of business to run-off. The GAAP combined ratios for 2005 and 2007 including the effect of the reserve reallocations were 97.3% and 87.6%, respectively. Please reference the company's 2007 Form 10-K for a complete reconciliation of the non-GAAP financial measure to its comparable GAAP measure. (1) (1)

16 Personal Lines Combined Ratio 63.3% 63.5% 64.3% 64.7% 28.8% 32.4% 33.6% 36.3% 31.8% 60.4% 0% 20% 40% 60% 80% 100% 120% Year 2005 Year 2006 Year 2007 Q207 YTD Q208 YTD Loss Ratio Expense Ratio 92.1% 95.9% 94.0% 96.5% 100.6% (1) Represents a non-GAAP financial measure. The 2005 and 2007 loss ratios and combined ratios exclude 1.3 points and 3.2 points, respectively, related to the reallocation of reserves from our ongoing lines of business to run-off. The GAAP combined ratios for 2005 and 2007 including the effect of the reserve reallocations were 90.8% and 90.8%, respectively. Please reference the company's 2007 Form 10-K f or a complete reconciliation of the non-GAAP financial measure to its comparable GAAP measure. (1) (1)

17 Investment Performance Fixed Maturity Portfolio Performance (1) Common Stock & Convertible Bond Portfolio Performance (1) Excludes assets held in trust to economically defease the company’s mandatorily redeemable preferred stock (2) Represents common stock & convertible bond holdings other than investments in Montpelier common stock. Common stock holdings of Montpelier were transferred to White Mountains on 8/24/2006, in exchange for an agreed upon portfolio of common equity and fixed maturity securities with an equal value. (2) 2.4 4.3 7.0 1.1 2.8 0.9 5.7 6.5 -1% 0% 1% 2% 3% 4% 5% 6% 7% 8% 2005 2006 2007 Q208 YTD Return Lehman U.S. Aggregate Fixed Maturity Portfolio 4.9 5.5 18.4 19.7 9.7 -11.9 15.8 -0.3 -12% -7% -2% 3% 8% 13% 18% 23% 2005 2006 2007 Q208 YTD Return S&P 500 Index (Total Return) Common Stock & Convertible Bond Portfolio

18 Cumulative Growth in Adjusted Book Value per Share NGM (1) ABVPS (NGM) growth including quarterly dividends of $0.21 per share paid quarterly beginning in March 2007 and a special dividend of $2.03 per share paid in March 2008. (2) Adjusted to add back the $2.03 special dividend. (1) (2) Growth in Adjusted Book Value NGM NGM (2) $18.88 (2) $18.72 (2) $19.14 $18.85 $17.76 $17.20 $16.18 $18.21 24.5% 22.2% 23.5% 20.4% 11.1% 6.3% 15.1% $15 $16 $17 $18 $19 $20 09/30/06 (Pro-Forma) 12/31/2006 3/31/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008 6/30/2008 0% 5% 10% 15% 20% 25% 30% ABVPS NGM Cumulative ABVPS Growth NGM (1)

Financial Review

20 Asset Mix Total return philosophy Weighted-average duration of fixed maturity portfolio is 3.2 years 94% of fixed maturity portfolio is investment grade (average rating is AA) Portfolio: $4.5 billion At June 30, 2008 7% 21% 8% 55% 9% Fixed Maturities Short-term Investments Common Equities Other Investments Convertible Bonds

21 Reserve Development Business written subsequent to White Mountains’ acquisition of OneBeacon has developed favorably Favorable Unfavorable Cumulative Reserve Development by Accident Year from 2001 to 2007 ($769) $66 $20 $71 $34 $84 $114 ($1,000) ($800) ($600) ($400) ($200) $0 $200 $400 2000 & Prior 2001 2002 2003 2004 2005 2006 ($ in millions)

22 $48 $12 -$23 -$106 -$120 -$100 -$80 -$60 -$40 -$20 $0 $20 $40 $60 Year 2005 Year 2006 Year 2007 Q208 YTD Calendar Year Prior Accident Year Development ($’s in millions) Reserve Development Primary Insurance Operations Favorable Unfavorable

23 Capital Management Ordinary dividend - $0.21 per share quarterly dividend - 4.4% yield (on average trailing twelve months price)* Share Repurchases - Through Q2 YTD repurchased $62m - Since inception (Q3 2007) repurchased $95m Special dividend of $2.03 per share in March 2008 Redeemed $300m of Berkshire preferred stock in May 2008 Filed $1.0b shelf registration in July 2008 * As of 6/30/08

24 Consolidated Capitalization ($ in millions) 12/31/06 12/31/07 6/30/08 Total debt 760 $ 758 $ 756 $ Total common shareholders’ equity 1,777 1,907 1,609 Total capitalization 2,537 $ 2,665 $ 2,365 $ Ratio of debt to total capital 30% 28% 32% (1) (1) Excluding preferred stock at 12/31/06 and 12/31/07, which was economically defeased and was redeemed in May 2008.

25 Financial Highlights ($ in millions, except per share values) 2007 Q207 YTD Q208 YTD Q208 TTM Adjusted book value per share NGM $19.14 $16.69 $16.85 Growth in ABVPS NGM, including dividends 16.2% 8.3% 0.8% 8.3% GAAP combined ratio 92.8% 97.3% 97.2% Investments pre-tax total return(1) 7.7% 4.6% 0.8% Adjusted comprehensive net income NGM $300 $152 $29 Adjusted Comprehensive ROAE NGM 16.6% 10.3% Adjusted Operating ROAE NGM 11.9% 11.8% (1) Excludes the assets held to economically defease the Company's mandatorily redeemable preferred stock and the related return and yield on those assets held.

26 Highlights Strong underwriting Growth in specialty businesses Excellent investment returns – total return philosophy Disciplined reserving philosophy – and practice Disciplined capital management Long-term focus – growth in book value per share (including dividends)

OneBeacon Insurance Group, Ltd. Lehman Brothers Global Financial Services Conference September 8, 2008